EXECUTION COPY

                                PLEDGE AGREEMENT
                              AND IRREVOCABLE PROXY

     PLEDGE AGREEMENT dated as of April 1, 1997 among SLM International, Inc., a Delaware corporation, #1 Apparel, Inc., a Delaware corporation, and Maska U.S., Inc., a Vermont corporation (collectively, the "Borrowers"), SLM Trademark Acquisition Corp., a Delaware corporation ("Acquisition"), #1 Apparel Canada Inc., a corporation under the Business Corporations Act (New Brunswick) ("Apparel"), Sport Maska Inc., a corporation under the Business Corporations Act (New Brunswick) ("Maska"), SLM Trademark Acquisition Canada Corporation/Corporation D'Acquisition De Marque De Commerce SLM Canada, a corporation under the Business Corporations Act (New Brunswick) ("TACC"; TACC, Acquisition, Apparel, Maska, and the Borrowers are each sometimes referred to herein as a "Grantor" and collectively as the "Grantors") and The Chase Manhattan Bank, a New York banking corporation, as agent (the "Agent") for (i) the lenders (the "Lenders") referred to in the Credit Agreement dated as of the date hereof, among the Borrowers, the Lenders and the Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

     The Agent and the Lenders have agreed to extend Credits to or for the account of, the Borrowers pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Credits under the Credit Agreement is conditioned on the execution and delivery by the Grantors of a pledge agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a), and interest that, but for the filing of a petition in bankruptcy with respect to any Borrower, would accrue on such obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Grantors at any time and from time to time under this Pledge Agreement and (d) all other obligations of the Grantors and the Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents).

     Accordingly, the Grantors and the Agent hereby agree as follows:


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     1. Pledge. As security for the payment and performance in full of the
Secured Obligations, each Grantor hereby transfers, grants, bargains, sells, conveys, pledges, sets over, endorses over, and delivers unto the Agent, and grants to the Agent, for its own benefit and for the benefit of the Lenders, a security interest in all of such Grantor's right, title and interest in and to, and hypothecates to the Agent (the "Hypothec") all of its interest in, (a) the shares of capital stock owned by such Grantor, which shares are listed in Part A of Schedule I annexed hereto next to such Grantor's name (the "Initial Pledged Stock") and any additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, capital stock of the issuers listed in Part A of Schedule I annexed hereto, or any corporation successor thereto pursuant to an amalgamation or other reorganization, obtained in the future by any of the Grantors (collectively, the Initial Pledged Stock together with all such additional shares and securities pledged in the future, the "Pledged Stock"), (b) all instruments of indebtedness naming (whether now existing or hereinafter arising) any Grantor as payee thereunder, which indebtedness shall be listed in Part B of Schedule I annexed hereto next to such Grantor's name (the "Pledged Debt") and (c) subject to
Section 5 below, all proceeds of the Pledged Stock and Pledged Debt, including, without limitation, all cash, dividends, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange pursuant to a purchase, redemption, conversion or cancellation or other transformation for any of or all such Pledged Stock or Pledged Debt, all renewals thereof, and all accessions and substitutions thereto (the items referred to in clauses (a) through (c) being collectively called the "Collateral"). Upon delivery to the Agent, all securities now or notes now or hereafter included in the Collateral including, without limitation, the Pledged Stock and the Pledged Debt (the "Pledged Securities") shall be accompanied by undated stock or note powers, as the case may be, duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     To the extent that the Civil Code of Quebec should be found to apply, the amount of the Hypothec granted hereby shall be $100,000,000.

     2. Delivery of Collateral. Each Grantor agrees to deliver promptly or cause to be delivered promptly to the Agent, for its own benefit and for the benefit of the Lenders, any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary stock power, note power or endorsement).


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     3. Representations, Warranties and Covenants. Each Grantor hereby represents, warrants and covenants as to itself and the Collateral pledged by it hereunder to and with the Agent that:

     (a) except for the security interest and the Hypothec granted to the Agent and Liens permitted under the Credit Agreement, each Grantor (i) is and, subject to the provisions of the Credit Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Stock that it is pledging hereunder and is and will continue to be the holder of the Pledged Debt that it is pledging hereunder (provided that SLM may transfer its shares of Apparel to Maska so long as the Agent's Lien attaches thereto and there is executed and delivered a revised Schedule 1 in form satisfactory to the Agent),
(ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature,
(iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the Credit Agreement, transfer of, grant any option or similar right with respect to, or create or suffer to exist any security interest in, the Collateral (or any part thereof) that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by a Grantor or otherwise, to be forthwith deposited with the Agent and pledged hereunder;

     (b) each Grantor (i) has the requisite power and authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated,
(ii) will not amend, modify or supplement any Pledged Debt without the prior written consent of the Agent, nor forgive any Indebtedness evidenced by any Pledged Debt, and (iii) will defend its title or interest thereto or therein against any and all Liens, however arising, of all persons whomsoever (other than the Liens permitted by the Credit Agreement);

     (c) no consent or approval not obtained of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge, and security interests effected hereby;

     (d) by virtue of the execution and delivery by each Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid and perfected first priority security interest and Hypothec in such Collateral as security for the repayment of the Secured Obligations;

     (e) the pledge effected hereby is effective to vest in the Agent the rights of the Agent in the Collateral as set forth herein;

     (f) all of the Pledged Stock has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Stock constitutes (i) all of the


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issued and outstanding shares of capital stock of the issuers listed on Part A of Schedule I annexed hereto, (ii) 50% of the issued and outstanding shares of capital stock of CCM, and (iii) all outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Initial Pledged Stock such Pledged Stock has been validly pledged to the Agent pursuant hereto;

     (g) the Pledged Debt constitutes all of the issued and outstanding intercompany Indebtedness, evidenced by a promissory note of the respective issuers thereof owing to such Grantor;

     (h) pledge hereunder, immediately upon its acquisition (directly of indirectly) thereof, any and all shares of stock of any person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct subsidiary of such Grantor; and

     (i) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional Indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of Indebtedness from time to time owed to such Grantor by any person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect subsidiary of such Grantor.

All representations, warranties and covenants of the Grantors contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 14 hereof.

     4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right (in its sole and absolute discretion with subsequent notice to the Grantors) to hold the Pledged Securities in its own name or the name of its nominee. In addition, the Agent shall at all times have the right to exchange the certificates representing any of the Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     5. Voting Rights; Dividends; Irrevocable Proxy; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

     (i) Each Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents, provided that such action would not adversely affect the rights and remedies inuring to the Agent or the Lenders under this


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Agreement or the Credit Agreement or the ability of the Agent or the Lenders to exercise the same.

     (ii) The Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney, and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph
(iii) below.

     (iii) Each Grantor shall be entitled to receive and retain any and all cash dividends, principal and interest paid on the Pledged Securities only to the extent that such cash dividends, principal and interest are permitted by, and otherwise paid in accordance with the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. Any and all

     x. noncash dividends,

     y. return of capital, capital surplus or paid-in surplus, dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, principal, interest and

     z. other distributions made on or in respect of Pledged Securities (other than distributions described in the initial sentence in (a)(iii) above), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to receive any dividends, principal, interest, stock, instruments, securities, and other distributions which such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, principal, interest, stock, instruments, securities and other distributions which Grantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 5. All dividends, principal, interest, stock,


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instruments, securities and other distributions which Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 which are received by any Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5(b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9 hereof. After all Events of Default have been cured or waived, within five Business Days after all such Events of Default have been cured or waived, each Grantor shall again be entitled to receive dividends, principal, interest, stock instruments, securities and other distributions which such Grantor is entitled to receive pursuant to paragraph (a)(iii) of this Section 5.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and pursuant to the irrevocable proxy granted herein, all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the applicable Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a) (i) above and the obligations of the Agent pursuant to the terms of paragraph (a)
(ii) of this Section 5 shall be reinstated.

     (d) As long as the Credit Agreement remains in effect and until all of the Secured Obligations have been paid fully and indefeasibly, any payments made in respect of the Pledged Debt shall be and become part of the Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received.

     (e) In order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request.


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     Without limiting the effect of the foregoing, each Grantor does hereby constitute and appoint the Agent as its proxy, and, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to exercise all rights, benefits, privileges and powers accruing to such Grantor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders meetings to be held from time to time with full power to vote and act for and in the name, place and stead of such Grantor and in the same manner, to the same extent, and with the same effect that such Grantor would if personally present at such meetings, giving to the Agent full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any person (including the issuer of the Pledged Stock or any officer or agent thereof).

                           THIS PROXY IS IRREVOCABLE

     Other than the proxies given by the Grantors to the Indenture Trustee, any proxy of proxies heretofore given by any Grantor to any person or persons whatsoever are hereby revoked. THIS PROXY SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL SUCH TIME AS ALL SECURED OBLIGATIONS ARE PAID AND SATISFIED IN FULL IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT.

     6. Issuance of Additional Stock. Except as may be permitted by the Credit Agreement, each Grantor agrees that it will cause each of its subsidiaries not to issue any stock or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise.

     7. Supplemental Documentation. In connection with the execution and delivery of this Agreement each Grantor shall furnish or cause to be furnished to the Agent on or prior to the Closing Date a certificate, substantially in the form of Annex A hereto, signed by a Responsible Officer of such Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of such Grantor in Section 3 hereof are true and correct and that such Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

     8. Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing, the Agent may, in addition to all other rights and remedies provided for herein or otherwise available to it, including all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Pledged Securities), sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim


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or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Agent shall give the applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Agent's intention to make any sale of such Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, the Agent may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent or any Lender from such Grantor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. Grantors, jointly and severally, shall remain liable for any deficiency. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement, and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell


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the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     9. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

     FIRST, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

     SECOND, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantors any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

     THIRD, to the Agent to be held as cash collateral to the extent of undrawn amounts, if any, of outstanding Letters of Credit;

     FOURTH, pro rata to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);

     FIFTH, to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with the amounts of Secured Obligations owed to them on the date of any such distribution); and

     SIXTH, to the Indenture Trustee for the Senior Secured Notes, to the appropriate Grantors, their successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may otherwise direct.

     10. Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Agent the attorney-in-fact of such Grantor upon the occurrence and during the continuance of an Event of Default solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the


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continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of such Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the applicable Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or the Lenders to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or the Lenders, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or the Lenders or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Agent or the Lenders in the absence of the gross negligence or wilful misconduct of the Agent or the Lenders.

     11. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     12. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest and Hypothec in the Collateral and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of
(i) any lack of validity or enforceability of the Credit Agreement, any guarantee or other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all of the Secured Obligations and subject to Section 14 of this Agreement).


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     13. Agent's Fees and Expenses. The provisions of Section 11.04 of the
Credit Agreement with respect to the reimbursement of fees and expenses and indemnification are hereby deemed incorporated herein in their entirety and shall be binding upon each of the Grantors as if set forth herein, and each Grantor, jointly and severally shall be obligated to, (x) upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale or other disposition of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof, and
(y) indemnify the Agent and the Lenders, in each case to the same extent set forth in Section 11.04 of the Credit Agreement. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

     14. Termination. This Agreement shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, and (c) the Agent shall have no further obligation to issue any Letters of Credit, at which time the Agent shall reassign without any representations or warranties and deliver, to the extent required by the Intercreditor Agreement, to the Indenture Trustee, or otherwise to the Grantors, or to such person or persons as the Grantors shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Agent and at the expense of the Grantors. The security interest hereunder shall automatically terminate in any Collateral that is permitted to be sold or disposed of by the Credit Agreement or in the case of any sale that is consented pursuant to Section 11.08 of the Credit Agreement. The Agent shall promptly take such action, and execute such releases, termination statements or other documents as may be reasonably requested by an interested party, at the expense of the Grantors, to evidence the termination and releases contemplated hereby.

     15. Notices. All communications and notices hereunder shall be in writing and shall be given (i) in the case of any Grantor incorporated under the laws of any state of the United States of America, in care of Maska U.S., Inc. at 77 Route 25, Pierson Industrial Park, Bradford, Vermont 05033, Attention: Russell David, Vice President-Finance (Telecopy No. (802) 222-5781), with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060,
Attention: David W. Pollak, Esq. (Telecopy No. (212) 309-6273), (ii) in the case of any Grantor organized under the Business Corporations Act (New Brunswick), in care of SLM International,

Inc. at 7405 Trans Canada Highway, Suite 300, St. Laurent, Quebec H4T 1Z2, Canada, Attention: Russell David, Vice President-Finance (Telecopy No. (514) 331-7061), with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David W. Pollak, Esq. (Telecopy No. (212) 309-6273), and (iii) in the case of any other person, as provided in the Credit Agreement.

     16. Further Assurances. Each Grantor agrees at its expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

     17. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, except as contemplated or permitted by this Agreement or the Credit Agreement.

     18. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK CONFLICTS PRINCIPLES).

     19. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

     20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantors shall have been delivered to the Agent, and the Agent shall have executed this Agreement.

     21. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

     22. English Language. The parties hereto confirm that it is their wish that this Agreement as well as any other documents relating thereto, including notices, have been and shall be drawn up in the English language only.

     Les parties aux presentes confirment leur volonte que cette convention de meme que tous les documents, y compris tous avis, s'y rattachant, solent rediges en langue anglaise seulement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                                    SLM INTERNATIONAL, INC.


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title:



                                    #1 APPAREL, INC.


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title:



                                    MASKA U.S., INC.


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title:



                                    SLM TRADEMARK ACQUISITION CORP.


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title:



                                    #1 APPAREL CANADA INC.


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title:

                                    SPORT MASKA INC.


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title:



                                    SLM TRADEMARK ACQUISITION
                                    CANADA CORPORATION

                                    CORPORATION D'ACQUISITION DE
                                    MARQUE DE COMMERCE SLM CANADA


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title:



                                    THE CHASE MANHATTAN BANK, as Agent


                                    By:
                                        ---------------------------------------
                                          Name:
                                          Title: